Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for the
Quarter Ended September 30, 2021
– Quarterly GAAP Earnings of $0.44 and Distributable Earnings of $0.52 per Diluted Share –
– $3.8 Billion of Investment Activity in Third Quarter –
– $9.6 Billion of Investment Activity Year-to-Date, Including $5.6 Billion in Commercial Lending –
– Paid Dividend of $0.48 per Share –
– After Quarter End, Sold a 20.6% Interest in New Investment Fund Which Holds Affordable Housing Portfolio at a $2.3 Billion Valuation –

GREENWICH, Conn., November 9, 2021 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2021. The Company’s third quarter 2021 GAAP net income was $128.6 million, or $0.44 per diluted share, and Distributable Earnings (a non-GAAP financial measure) was $155.1 million, or $0.52 per diluted share.
“We have been telling you for years about the significant unrealized gains in our property portfolio which highlights the uniqueness of our diversified platform and differentiates us from our peers. We are pleased to announce that after quarter end, we established a new investment fund to hold our Woodstar affordable housing portfolio and sold a 20.6% interest in the fund at a valuation that is approximately $1.1 billion in excess of our cost. This crystallized a portion of our embedded gain and validated over 80% of the $4.57 per share estimated fair market value gains in our properties that we have spoken with you about. Our unique ability to monetize these embedded gains and create incremental value for our shareholders provides us enormous financial flexibility,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“We deployed $3.8 billion of capital this quarter, growing our portfolio to an all-time high of over $21.0 billion. We further enhanced the strength of our balance sheet with the issuance of a $400.0 million corporate sustainability bond, and upsizes to our revolver, term loan and multifamily portfolio debt. We have a strong pipeline of domestic and international opportunities across our business cylinders and have already closed over $2.0 billion of investments in the fourth quarter, including $1.1 billion in commercial lending,” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.
Webcast and Conference Call Information
The Company will host a live webcast and conference call on Tuesday, November 9, 2021, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at

www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.

To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470

Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13723497
The playback can be accessed through November 16, 2021.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD) is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $76 billion of capital since inception and manages a portfolio of over $21 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic (including the emergence of new strains of the virus), completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.
Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended September 30, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$179,486	$21,566	$—	$2,200	$—	$203,252	$—	$203,252
Interest income from investment securities	16,043	540	—	25,140	—	41,723	(31,026)	10,697
Servicing fees	99	—	—	15,447	—	15,546	(5,073)	10,473
Rental income	1,358	—	66,673	9,481	—	77,512	—	77,512
Other revenues	59	66	54	173	—	352	—	352
Total revenues	197,045	22,172	66,727	52,441	—	338,385	(36,099)	302,286
Costs and expenses:
Management fees	286	—	—	(1,239)	24,680	23,727	—	23,727
Interest expense	52,066	9,381	17,002	5,652	31,651	115,752	(221)	115,531
General and administrative	9,178	3,307	913	21,022	4,372	38,792	72	38,864
Acquisition and investment pursuit costs	158	—	—	56	—	214	—	214
Costs of rental operations	438	—	26,634	4,444	—	31,516	—	31,516
Depreciation and amortization	312	101	17,882	3,746	—	22,041	—	22,041
Credit loss provision (reversal), net	19	(582)	—	—	—	(563)	—	(563)
Other expense	—	—	—	23	—	23	—	23
Total costs and expenses	62,457	12,207	62,431	33,704	60,703	231,502	(149)	231,353
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	28,049	28,049
Change in fair value of servicing rights	—	—	—	(410)	—	(410)	2,647	2,237
Change in fair value of investment securities, net	(8,682)	—	—	2,870	—	(5,812)	5,513	(299)
Change in fair value of mortgage loans, net	22,464	—	—	9,263	—	31,727	—	31,727
Earnings (loss) from unconsolidated entities	1,666	399	—	153	—	2,218	(176)	2,042
Loss on sale of investments and other assets, net	(47)	—	—	—	—	(47)	—	(47)
Gain (loss) on derivative financial instruments, net	38,016	87	(318)	3,992	35	41,812	—	41,812
Foreign currency (loss) gain, net	(26,820)	(168)	(16)	1	—	(27,003)	—	(27,003)
Loss on extinguishment of debt	—	(18)	—	—	(481)	(499)	—	(499)
Other loss, net	(964)	—	—	—	—	(964)	—	(964)
Total other income (loss)	25,633	300	(334)	15,869	(446)	41,022	36,033	77,055
Income (loss) before income taxes	160,221	10,265	3,962	34,606	(61,149)	147,905	83	147,988
Income tax (provision) benefit	(5,652)	488	—	(2,337)	—	(7,501)	—	(7,501)
Net income (loss)	154,569	10,753	3,962	32,269	(61,149)	140,404	83	140,487
Net income attributable to non-controlling interests	(3)	—	(4,691)	(7,108)	—	(11,802)	(83)	(11,885)
Net income (loss) attributable to Starwood Property Trust, Inc.	$154,566	$10,753	$(729)	$25,161	$(61,149)	$128,602	$—	$128,602

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Distributable Earnings
For the three months ended September 30, 2021
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$154,566	$10,753	$(729)	$25,161	$(61,149)	$128,602
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,691	—	—	4,691
Non-cash equity compensation expense	1,787	423	54	1,108	6,080	9,452
Management incentive fee	—	—	—	—	953	953
Acquisition and investment pursuit costs	(98)	—	(89)	—	—	(187)
Depreciation and amortization	252	91	17,950	3,884	—	22,177
Credit loss provision (reversal), net	19	(582)	—	—	—	(563)
Interest income adjustment for securities	(171)	—	—	3,748	—	3,577
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Other non-cash items	3	—	(282)	173	(2)	(108)
Reversal of GAAP unrealized (gains) / losses on:
Loans	(22,464)	—	—	(9,263)	—	(31,727)
Securities	8,682	—	—	(2,870)	—	5,812
Derivatives	(40,473)	(150)	(1,495)	(4,660)	2,406	(44,372)
Foreign currency	26,820	168	16	(1)	—	27,003
(Earnings) loss from unconsolidated entities	(1,666)	(399)	—	(153)	—	(2,218)
Sales of properties	—	—	—	—	—	—
Recognition of Distributable realized gains / (losses) on:
Loans	19,010	—	—	9,141	—	28,151
Securities	(11,093)	—	—	3,642	—	(7,451)
Derivatives	6,129	—	(35)	4,183	—	10,277
Foreign currency	(1,171)	(13)	(16)	1	—	(1,199)
Earnings (loss) from unconsolidated entities	1,806	399	—	261	—	2,466
Sales of properties	—	—	—	—	—	—
Distributable Earnings (Loss)	$141,938	$10,690	$20,065	$34,355	$(51,958)	$155,090
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.47	$0.04	$0.07	$0.11	$(0.17)	$0.52

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the nine months ended September 30, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$515,776	$61,545	$—	$5,778	$—	$583,099	$—	$583,099
Interest income from investment securities	51,618	1,659	—	71,748	—	125,025	(92,070)	32,955
Servicing fees	333	—	—	44,268	—	44,601	(14,862)	29,739
Rental income	4,116	—	197,187	29,666	—	230,969	—	230,969
Other revenues	223	228	138	3,032	—	3,621	—	3,621
Total revenues	572,066	63,432	197,325	154,492	—	987,315	(106,932)	880,383
Costs and expenses:
Management fees	901	—	—	(793)	91,584	91,692	21	91,713
Interest expense	144,717	27,916	49,697	16,890	89,970	329,190	(632)	328,558
General and administrative	30,922	10,281	2,964	65,182	13,172	122,521	244	122,765
Acquisition and investment pursuit costs	522	249	—	35	—	806	—	806
Costs of rental operations	1,348	—	76,516	13,128	—	90,992	—	90,992
Depreciation and amortization	930	301	53,883	11,878	—	66,992	—	66,992
Credit loss (reversal) provision, net	(12,957)	594	—	—	—	(12,363)	—	(12,363)
Other expense	31	—	583	94	—	708	—	708
Total costs and expenses	166,414	39,341	183,643	106,414	194,726	690,538	(367)	690,171
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	80,303	80,303
Change in fair value of servicing rights	—	—	—	795	—	795	1,945	2,740
Change in fair value of investment securities, net	(20,134)	—	—	(2,545)	—	(22,679)	23,582	903
Change in fair value of mortgage loans, net	24,079	—	—	44,037	—	68,116	—	68,116
Earnings from unconsolidated entities	5,415	75	—	235	—	5,725	277	6,002
Gain on sale of investments and other assets, net	16,627	27	—	9,723	—	26,377	—	26,377
Gain (loss) on derivative financial instruments, net	59,212	883	4,034	7,544	(5,881)	65,792	—	65,792
Foreign currency loss, net	(35,699)	(279)	(16)	(63)	—	(36,057)	—	(36,057)
Loss on extinguishment of debt	(289)	(1,264)	(141)	(22)	(481)	(2,197)	—	(2,197)
Other (loss) income, net	(6,468)	23	—	29	—	(6,416)	—	(6,416)
Total other income (loss)	42,743	(535)	3,877	59,733	(6,362)	99,456	106,107	205,563
Income (loss) before income taxes	448,395	23,556	17,559	107,811	(201,088)	396,233	(458)	395,775
Income tax benefit (provision)	886	338	—	(7,602)	—	(6,378)	—	(6,378)
Net income (loss)	449,281	23,894	17,559	100,209	(201,088)	389,855	(458)	389,397
Net (income) loss attributable to non-controlling interests	(10)	—	(14,682)	(18,873)	—	(33,565)	458	(33,107)
Net income (loss) attributable to Starwood Property Trust, Inc.	$449,271	$23,894	$2,877	$81,336	$(201,088)	$356,290	$—	$356,290

Reconciliation of Net Income to Distributable Earnings
For the nine months ended September 30, 2021
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$449,271	$23,894	$2,877	$81,336	$(201,088)	$356,290
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	14,682	—	—	14,682
Non-cash equity compensation expense	5,427	1,163	142	3,179	19,448	29,359
Management incentive fee	—	—	—	—	19,107	19,107
Acquisition and investment pursuit costs	(458)	—	(266)	(58)	—	(782)
Depreciation and amortization	750	272	54,080	11,299	—	66,401
Credit loss (reversal) provision, net	(12,957)	594	—	—	—	(12,363)
Interest income adjustment for securities	(2,332)	—	—	11,405	—	9,073
Extinguishment of debt, net	—	—	—	—	(739)	(739)
Income tax (provision) benefit associated with realized (gains) losses	(6,495)	—	—	405	—	(6,090)
Other non-cash items	12	—	(881)	585	413	129
Reversal of GAAP unrealized (gains) / losses on:
Loans	(24,079)	—	—	(44,037)	—	(68,116)
Securities	20,134	—	—	2,545	—	22,679
Derivatives	(64,050)	(1,068)	(9,342)	(9,452)	13,251	(70,661)
Foreign currency	35,699	279	16	63	—	36,057
(Earnings) loss from unconsolidated entities	(5,415)	(75)	—	(235)	—	(5,725)
Sales of properties	(17,693)	—	—	(9,723)	—	(27,416)
Recognition of Distributable realized gains / (losses) on:
Loans	44,625	—	—	44,436	—	89,061
Realized credit loss	(7,757)	—	—	—	—	(7,757)
Securities	(32,042)	—	—	2,639	—	(29,403)
Derivatives	5,533	—	(104)	5,060	—	10,489
Foreign currency	10,131	(54)	(16)	(63)	—	9,998
Earnings (loss) from unconsolidated entities	9,468	75	—	2,001	—	11,544
Sales of properties	8,298	—	—	4,975	—	13,273
Distributable Earnings (Loss)	$416,070	$25,080	$61,188	$106,360	$(149,608)	$459,090
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.39	$0.08	$0.20	$0.36	$(0.50)	$1.53

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of September 30, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$19,626	$16,695	$32,162	$29,027	$175,197	$272,707	$609	$273,316
Restricted cash	60,183	23,628	6,807	19,854	—	110,472	—	110,472
Loans held-for-investment, net	11,603,370	1,688,847	—	781	—	13,292,998	—	13,292,998
Loans held-for-sale	1,813,458	84,253	—	285,808	—	2,183,519	—	2,183,519
Investment securities	927,411	33,323	—	1,128,921	—	2,089,655	(1,418,768)	670,887
Properties, net	124,691	—	1,928,853	175,318	—	2,228,862	—	2,228,862
Intangible assets	—	—	35,958	68,596	—	104,554	(39,432)	65,122
Investment in unconsolidated entities	45,129	25,170	—	38,239	—	108,538	(14,538)	94,000
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	31,835	36	96	78	20,521	52,566	—	52,566
Accrued interest receivable	101,539	4,372	—	1,887	447	108,245	(119)	108,126
Other assets	159,296	4,186	77,928	34,054	19,298	294,762	(92)	294,670
VIE assets, at fair value	—	—	—	—	—	—	62,346,480	62,346,480
Total Assets	$14,886,538	$1,999,919	$2,081,804	$1,923,000	$215,463	$21,106,724	$60,874,140	$81,980,864
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$55,572	$10,064	$48,663	$44,405	$51,321	$210,025	$55	$210,080
Related-party payable	—	—	—	—	23,378	23,378	—	23,378
Dividends payable	—	—	—	—	139,738	139,738	—	139,738
Derivative liabilities	14,924	419	—	272	—	15,615	—	15,615
Secured financing agreements, net	7,206,946	905,343	1,873,053	763,555	774,812	11,523,709	(21,657)	11,502,052
Collateralized loan obligations and single asset securitization, net	2,209,270	404,960	—	—	—	2,614,230	—	2,614,230
Unsecured senior notes, net	—	—	—	—	1,733,684	1,733,684	—	1,733,684
VIE liabilities, at fair value	—	—	—	—	—	—	60,894,975	60,894,975
Total Liabilities	9,486,712	1,320,786	1,921,716	808,232	2,722,933	16,260,379	60,873,373	77,133,752
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,961	2,961	—	2,961
Additional paid-in capital	929,932	636,911	17,137	(377,386)	4,063,671	5,270,265	—	5,270,265
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Accumulated other comprehensive income	40,486	—	—	—	—	40,486	—	40,486
Retained earnings (accumulated deficit)	4,429,290	42,222	(65,568)	1,342,156	(6,436,080)	(687,980)	—	(687,980)
Total Starwood Property Trust, Inc. Stockholders’ Equity	5,399,708	679,133	(48,431)	964,770	(2,507,470)	4,487,710	—	4,487,710
Non-controlling interests in consolidated subsidiaries	118	—	208,519	149,998	—	358,635	767	359,402
Total Equity	5,399,826	679,133	160,088	1,114,768	(2,507,470)	4,846,345	767	4,847,112
Total Liabilities and Equity	$14,886,538	$1,999,919	$2,081,804	$1,923,000	$215,463	$21,106,724	$60,874,140	$81,980,864